EXHIBIT 24.0




                       Re:Consent of Independent Auditors
                       ----------------------------------

We Consent to the reference of our firm under the caption "Experts" and to use of our reports dated May, 14th, 2002 in the Registration Statements on Form SB-2 .. and related prospectus of Hotel Outsourcing Management Inc. for the registration of 7,191,032 of its Common stock.







Tel  Aviv,Israel
October 15, 2002
                                         /s/ Kost, Forer and Gabbay
                                         KOST, FORER AND GABBAY
                                         A  Member  of  Ernst & Young  Global